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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ______________

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ____________



       Date of report (Date of earliest event reported):  August 17, 2001



                                 ACCENTURE LTD
               (Exact Name of Registrant as Specified in Charter)



       Bermuda                         001-16565                  98-0341111
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


                                  Cedar House
                                41 Cedar Avenue
                             Hamilton HM12, Bermuda
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-8262


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.    Other Events
           ------------

          On August 17, 2001, Accenture Ltd issued a press release announcing a reduction in its global workforce and the extension of its FlexLeave sabbatical program. The press release also announced that the board of Accenture Ltd has authorized the repurchase of up to $150 million of its common shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

     (c)  Exhibits

          99.1  Press Release, dated August 17, 2001.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ACCENTURE LTD


                                         By:  /s/ Douglas G. Scrivner
                                            ------------------------------
                                         Name:  Douglas G. Scrivner
                                         Title: General Counsel and
                                                Secretary

Date:  August 17, 2001
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                               INDEX TO EXHIBITS




Exhibit Number         Exhibit
--------------         -------

99.1                   Press Release, dated August 17, 2001